Exhibit 99.2

Certain information in this Supplemental Information Package contains non-GAAP financial measures. These non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Operating Information
Number of Communities (1)			145	144
Total Sites (1)			27,346	26,871
Rental and Related Income	$62,351	$57,771	$182,906	$168,510
Community Operating Expenses	$26,156	$24,994	$76,726	$71,070
Community NOI	$36,195	$32,777	$106,180	$97,440
Expense Ratio	41.9%	43.2%	41.8%	42.1%
Sales of Manufactured Homes	$11,784	$9,147	$28,707	$26,276
Number of Homes Sold	109	100	283	273
Number of Rentals Added, net	128	196	308	433
Net Income	$3,104	$9,285	$20,325	$21,700
Net Income (Loss) Attributable to Common Shareholders	$(2,144)	$4,211	$4,855	$6,472
Adjusted EBITDA excluding Non-Recurring Other Expense	$35,914	$33,518	$104,056	$94,263
FFO Attributable to Common Shareholders	$20,394	$19,743	$58,193	$56,618
Normalized FFO Attributable to Common Shareholders	$22,065	$21,313	$62,938	$59,585

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	85,437	84,985	85,210	83,783
Diluted	85,935	85,478	85,579	84,452
Net Income (Loss) Attributable to Shareholders per Share-
Basic and Diluted	$(0.02)	$0.05	$0.06	$0.08
FFO per Share- (2)
Basic	$0.24	$0.23	$0.68	$0.68
Diluted	$0.24	$0.23	$0.68	$0.67
Normalized FFO per Share- (2)
Basic and Diluted	$0.26	$0.25	$0.74	$0.71
Dividends per Common Share	$0.225	$0.225	$0.675	$0.665

Balance Sheet
Total Assets			$1,765,177	$1,629,535
Total Liabilities			$884,533	$703,122

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$850,361	$672,538
Equity Market Capitalization			$1,318,279	$1,265,188
Series D Preferred Stock			$339,502	$321,885
Total Market Capitalization			$2,508,142	$2,259,612

(1)	Includes Sebring Square, Rum Runner (FL) and Honey Ridge (PA), three communities owned in joint ventures with Nuveen Real Estate in which the company has a 42% interest in the Florida joint venture and a 40% interest in the Pennsylvania joint venture.
(2)	Please see Definitions on page 15.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	3

Consolidated Balance Sheets

(in thousands except per share amounts)

	September 30,	December 31,
	2026	2025
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$93,361	$92,824
Site and Land Improvements	1,123,213	1,093,424
Buildings and Improvements	52,589	51,524
Rental Homes and Accessories	682,098	631,618
Total Investment Property	1,951,261	1,869,390
Equipment and Vehicles	37,680	35,889
Total Investment Property and Equipment	1,988,941	1,905,279
Accumulated Depreciation	(584,984)	(533,864)
Net Investment Property and Equipment	1,403,957	1,371,415

Other Assets
Cash and Cash Equivalents	38,206	72,100
Marketable Securities at Fair Value	25,606	23,758
Inventory of Manufactured Homes	47,050	42,370
Notes and Other Receivables, net	116,073	104,587
Prepaid Expenses and Other Assets	18,450	13,778
Land Development Costs	81,667	39,898
Investment in Joint Ventures	34,168	31,130
Total Other Assets	361,220	327,621

TOTAL ASSETS	$1,765,177	$1,699,036

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$543,177	$556,129
Other Liabilities
Accounts Payable	7,432	5,663
Loans Payable, net of unamortized debt issuance costs	128,383	27,696
Series A Bonds, net of unamortized debt issuance costs	102,387	101,751
Series B Bonds, net of unamortized debt issuance costs	76,414	75,651
Accrued Liabilities and Deposits	15,160	14,115
Tenant Security Deposits	11,580	10,835
Total Other Liabilities	341,356	235,711
Total Liabilities	884,533	791,840

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series D- 6.375% Cumulative Redeemable Preferred Stock, $0.10 par value per share: 18,700 shares authorized as of September 30, 2026 and December 31, 2025; 13,580 and 12,916 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	339,502	322,899
Common Stock- $0.10 par value per share: 183,714 shares authorized as of September 30, 2026 and December 31, 2025; 85,602 and 84,850 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	8,560	8,485
Excess Stock- $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of September 30, 2026 and December 31, 2025	-0-	-0-
Additional Paid-In Capital	556,502	599,520
Accumulated Deficit	(25,364)	(25,364)
Total UMH Properties, Inc. Shareholders’ Equity	879,200	905,540
Non-Controlling Interest in Consolidated Subsidiaries	1,444	1,656
Total Shareholders’ Equity	880,644	907,196

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,765,177	$1,699,036

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
INCOME:
Rental and Related Income	$62,351	$57,771	$182,906	$168,510
Sales of Manufactured Homes	11,784	9,147	28,707	26,276
TOTAL INCOME	74,135	66,918	211,613	194,786

EXPENSES:
Community Operating Expenses	26,156	24,994	76,726	71,070
Cost of Sales of Manufactured Homes	8,127	5,795	19,010	17,264
Selling Expenses	2,351	2,223	6,555	5,685
General and Administrative Expenses	5,350	4,283	15,962	16,538
Depreciation Expense	18,530	16,808	54,773	49,210
TOTAL EXPENSES	60,514	54,103	173,026	159,767

OTHER INCOME (EXPENSE):
Interest Income	2,014	2,354	6,151	6,677
Dividend Income	322	373	925	1,122
Loss on Sales of Marketable Securities, net	(130)	-0-	(36,548)	-0-
Increase (Decrease) in Fair Value of Marketable Securities	(3,647)	1,576	38,663	(161)
Other Income	249	265	680	694
Loss on Investment in Joint Ventures	(52)	(96)	(140)	(310)
Interest Expense, including Amortization of Financing Costs	(9,300)	(7,930)	(28,065)	(21,232)
TOTAL OTHER INCOME (EXPENSE)	(10,544)	(3,458)	(18,334)	(13,210)

Income before Gain (Loss) on Sales of Investment Property and Equipment	3,077	9,357	20,253	21,809
Gain (Loss) on Sales of Investment Property and Equipment	27	(72)	72	(109)
NET INCOME	3,104	9,285	20,325	21,700

Preferred Dividends	(5,329)	(5,129)	(15,682)	(15,387)
Loss Attributable to Non-Controlling Interest	81	55	212	159

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,144)	$4,211	$4,855	$6,472

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER SHARE –
Basic and Diluted	$(0.02)	$0.05	$0.06	$0.08

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	85,437	84,985	85,210	83,783
Diluted	85,935	85,478	85,579	84,452

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	5

Consolidated Statements of Cash Flows

(in thousands) (unaudited)

	Nine Months Ended
	September 30, 2026	September 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$20,325	$21,700
Non-Cash Items Included in Net Income:
Depreciation	54,773	49,210
Amortization of Financing Costs	2,939	2,123
Stock Compensation Expense	3,067	4,320
Provision for Uncollectible Notes and Other Receivables	1,483	1,289
Loss on Sales of Marketable Securities, net	36,548	-0-
(Increase) Decrease in Fair Value of Marketable Securities	(38,663)	161
(Gain) Loss on Sales of Investment Property and Equipment	(72)	109
Loss on Investment in Joint Ventures	431	596
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(4,680)	(745)
Notes and Other Receivables	(12,970)	(11,736)
Prepaid Expenses and Other Assets	(4,659)	(3,871)
Accounts Payable	1,769	255
Accrued Liabilities and Deposits	1,045	(3,473)
Tenant Security Deposits	744	705
Net Cash Provided by Operating Activities	62,080	60,643
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	-0-	(40,166)
Purchase of Investment Property and Equipment	(91,402)	(85,471)
Proceeds from Sales of Investment Property and Equipment	4,159	3,077
Additions to Land Development Costs	(40,855)	(39,712)
Purchase of Marketable Securities through automatic reinvestments	(23)	(21)
Proceeds from Sale of Marketable Securities	290	-0-
Investment in Joint Ventures	(3,469)	(2,443)
Net Cash Used in Investing Activities	(131,300)	(164,736)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	10,242	101,392
Net Proceeds (Payments) from Short-Term Borrowings	101,905	(582)
Principal Payments of Mortgages and Loans	(23,756)	(118,179)
Net Proceeds on Short-Term Borrowings	-0-	80,229
Financing Costs on Debt	(2,194)	(7,167)
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	13,800	1,041
Proceeds from At-The-Market Common Equity Program, net of offering costs	-0-	44,197
Proceeds from Issuance of Common Stock in the DRIP, net of dividend reinvestments	3,928	4,486
Proceeds from Exercise of Stock Options	1,566	535
Preferred Dividends Paid	(15,682)	(15,387)
Common Dividends Paid, net of dividend reinvestments	(54,470)	(53,180)
Net Cash Provided by Financing Activities	35,339	37,385

NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(33,881)	(66,708)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	80,926	108,811
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$47,045	$42,103

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	6

Reconciliation of Net Income to Adjusted EBITDA and Net Income (Loss) Attributable to Common Shareholders to FFO and Normalized FFO

(in thousands) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Reconciliation of Net Income to Adjusted EBITDA

Net Income	$3,104	$9,285	$20,325	$21,700
Interest Expense, including Amortization of Financing Costs	9,300	7,930	28,065	21,232
Franchise Taxes	150	150	450	450
Depreciation Expense	18,530	16,808	54,773	49,210
Depreciation Expense from Unconsolidated Joint Venture	258	228	752	666
(Increase) Decrease in Fair Value of Marketable Securities	3,647	(1,576)	(38,663)	161
Loss on Sales of Marketable Securities, net	130	-0-	36,548	-0-
Adjusted EBITDA	35,119	32,825	102,250	93,419
Non- Recurring Other Expense (1)	795	693	1,806	844
Adjusted EBITDA without Non-recurring Other Expense	$35,914	$33,518	$104,056	$94,263

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$(2,144)	$4,211	$4,855	$6,472
Depreciation Expense	18,530	16,808	54,773	49,210
Depreciation Expense from Unconsolidated Joint Ventures	258	228	752	666
(Gain) Loss on Sales of Investment Property and Equipment	(27)	72	(72)	109
(Increase) Decrease in Fair Value of Marketable Securities	3,647	(1,576)	(38,663)	161
Loss on Sales of Marketable Securities, net	130	-0-	36,548	-0-
Funds from Operations Attributable to Common Shareholders (“FFO”)	20,394	19,743	58,193	56,618

Adjustments:
Amortization of Financing Costs	876	877	2,939	2,123
Non- Recurring Other Expense (1)	795	693	1,806	844
Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”)	$22,065	$21,313	$62,938	$59,585

(1)	Consists of one-time legal fees and professional fees ($510 and $1,373 million, respectively) and employee transition pay ($285 and $433, respectively) for the three and nine months ended September 30, 2026. Consists of one-time legal and professional fees for the three and nine months ended September 30, 2025.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(in thousands except per share data) (unaudited)

	Nine Months Ended		Year Ended
	September 30, 2026	September 30, 2025	December 31, 2025
Shares Outstanding	85,602	85,197	84,850
Market Price Per Share	$15.40	$14.85	$15.91
Equity Market Capitalization	$1,318,279	$1,265,188	1,349,971
Total Debt	850,361	672,538	761,227
Preferred	339,502	321,885	322,899
Total Market Capitalization	$2,508,142	$2,259,611	$2,434,097

Total Debt	$850,361	$672,538	$761,227
Less: Cash and Cash Equivalents	(38,206)	(34,056)	(72,100)
Net Debt	812,155	638,482	689,127
Less: Marketable Securities at Fair Value (“Securities”)	(25,606)	(31,743)	(23,758)
Net Debt Less Securities	$786,549	$606,739	$665,369

Interest Expense	$28,065	$21,232	$29,683
Capitalized Interest	4,820	4,354	5,928
Preferred Dividends	15,682	15,387	20,533
Total Fixed Charges	$48,567	$40,973	$56,144

Adjusted EBITDA excluding Non-Recurring Other Expense	$104,056	$94,263	$127,284

Debt and Coverage Ratios
Net Debt / Total Market Capitalization	32.4%	28.3%	28.3%
Net Debt Plus Preferred / Total Market Capitalization	45.9%	42.5%	41.6%
Net Debt Less Securities / Total Market Capitalization	31.4%	26.9%	27.3%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	44.9%	41.1%	40.6%
Interest Coverage	3.2x	3.7x	3.6x
Fixed Charge Coverage	2.1x	2.3x	2.3x
Net Debt / Adjusted EBITDA excluding Non-Recurring Other Expense	5.9x	5.1x	5.4x
Net Debt Less Securities / Adjusted EBITDA excluding Non-Recurring Other Expense	5.7x	4.8x	5.2x
Net Debt Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	8.3x	7.6x	8.0x
Net Debt Less Securities Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	8.1x	7.4x	7.8x

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	8

Debt Analysis

(in thousands) (unaudited)

	Nine Months Ended		Year Ended
	September 30, 2026	September 30, 2025	December 31, 2025
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$548,605	$472,484	$562,095
Unamortized Debt Issuance Costs	(5,428)	(5,013)	(5,966)
Mortgages, Net of Unamortized Debt Issuance Costs	$543,177	$467,471	$556,129
Loans Payable:
Unsecured Line of Credit	$100,000	$-0-	$-0-
Other Loans Payable	30,345	28,930	28,464
Total Loans Before Unamortized Debt Issuance Costs	130,345	28,930	28,464
Unamortized Debt Issuance Costs	(1,962)	(798)	(768)
Loans, Net of Unamortized Debt Issuance Costs	$128,383	$28,132	$27,696
Series A Bonds Payable:
Series A Bonds	$102,670	$102,670	$102,670
Unamortized Debt Issuance Costs	(283)	(1,131)	(919)
Series A Bonds, Net of Unamortized Debt Issuance Costs	$102,387	$101,539	$101,751
Series B Bonds Payable:
Series B Bonds	$80,230	$80,230	$80,230
Unamortized Debt Issuance Costs	(3,816)	(4,834)	(4,579)
Series B Bonds, Net of Unamortized Debt Issuance Costs	$76,414	$75,396	$75,651

Total Debt, Net of Unamortized Debt Issuance Costs	$850,361	$672,538	$761,227

% Fixed/Floating
Fixed	87.5%	99.2%	99.3%
Floating	12.5%	0.8%	0.7%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.79%	4.58%	4.73%
Loans Payable	5.48%	6.49%	6.38%
Series A Bonds Payable	4.72%	4.72%	4.72%
Series B Bonds Payable	5.85%	5.85%	5.85%
Total Average	4.98%	4.83%	4.90%

Weighted Average Maturity (Years)
Mortgages Payable	5.7	5.8	6.1

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	9

Debt Maturity

(in thousands) (unaudited)

As of September 30, 2026:
Year Ended	Mortgages	Loans		Bonds		Total	% of Total
2026	$20,208	$7,564		$-0-		$27,772	3.2%
2027	36,250	-0-		102,670	(2)	138,920	16.1%
2028	23,472	22,781		-0-		46,253	5.4%
2029	37,991	-0-		-0-		37,991	4.4%
2030	111,899	100,000	(1)	80,230	(3)	292,129	33.9%
Thereafter	318,785	-0-		-0-		318,785	37.0%

Total Debt Before Unamortized Debt Issuance Costs	548,605	130,345		182,900		861,850	100.0%

Unamortized Debt Issuance Costs	(5,428)	(1,962)		(4,099)		(11,489)

Total Debt, Net of Unamortized Debt Issuance Costs	$543,177	$128,383		$178,801		$850,361

(1)	Represents $100.0 million balance outstanding on the Company’s Line of Credit due May 7, 2030, with an additional one-year option.
(2)	Represents $102.7 million balance outstanding of the Company’s Series A Bonds due February 28, 2027.
(3)	Represents $80.2 million balance outstanding of the Company’s Series B Bonds due June 30, 2030.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	10

Securities Portfolio Performance

(in thousands) (unaudited)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain (Loss) on Securities	Net Realized Gain (Loss) on Securities & Dividend Income
2010-2016	$108,755	$26,101	$16,903	$43,004
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021	113,748	5,098	2,342	7,440
2022	42,178	2,903	6,394	9,297
2023	34,506	2,318	183	2,501
2024	31,883	1,452	(3,778)	(2,326)
2025	23,758	1,477	(221)	1,256
2026*	25,606	925	(36,548)	(35,623)

		$72,040	$(12,958)	$59,082

* For the nine months ended September 30, 2026.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	September 30, 2026	September 30, 2025	% Change
UMH Communities (1)	142	141	0.7%
Total Sites	26,876	26,400	1.8%
Occupied Sites	23,771	23,353	418 sites, 1.8%
Occupancy %	88.4%	88.5%	(10 bps )
Total Rentals	11,212	10,766	4.1%
Occupied Rentals	10,634	10,126	5.0%
Rental Occupancy %	94.8%	94.1%	70 bps
Monthly Rent Per Site	$590	$566	4.2%
Monthly Rent Per Home Rental Including Site	$1,079	$1,027	5.1%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental (3)

Pennsylvania	53	2,392	1,909	483	8,004	7,124	89.0%	$613	3,397	3,231	95.1%	$1,065
Ohio	38	2,069	1,557	512	7,367	6,646	90.2%	$543	3,285	3,120	95.0%	$1,027
Indiana	14	1,111	929	182	4,114	3,708	90.1%	$550	2,078	1,970	94.8%	$1,063
Tennessee	9	733	407	326	2,284	1,906	83.5%	$617	979	930	95.0%	$1,133
New York (2)	8	884	327	557	1,369	1,224	89.4%	$686	534	502	94.0%	$1,250
New Jersey	7	428	264	164	1,530	1,452	94.9%	$757	36	33	91.7%	$1,360
Michigan	4	241	222	19	1,090	965	88.5%	$556	454	424	93.4%	$1,166
Maryland	3	159	124	35	261	214	82.0%	$665	-0-	-0-	N/A	N/A
Alabama	2	69	62	7	291	176	60.5%	$415	166	154	92.8%	$1,185
South Carolina	2	157	55	102	321	237	73.8%	$393	190	181	95.3%	$1,188
Georgia	2	66	66	-0-	245	119	48.6%	$417	93	89	95.7%	$1,255
Total UMH as of September 30, 2026	142	8,309	5,922	2,387	26,876	23,771	88.4%	$590	11,212	10,634	94.8%	$1,079

(1)	Excludes two Florida communities and one Pennsylvania community owned through joint ventures with Nuveen Real Estate in which the company has a 42% interest in the Florida joint venture and a 40% interest in the Pennsylvania joint venture.
(2)	Total and Vacant Acreage of 220 acres for Mountain View Estates and 65 acres for Big Woods Estates properties are included in the above summary.
(3)	Includes home and site rent charges.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	12

Same Property Statistics

(in thousands) (unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2026	September 30, 2025	Change	% Change	September 30, 2026	September 30, 2025	Change	% Change
Same Property Community Net Operating Income (“NOI”)

Rental and Related Income	$61,447	$56,911	$4,536	8.0%	$180,152	$166,999	$13,153	7.9%
Community Operating Expenses	23,902	22,673	1,229	5.4%	70,116	65,661	4,455	6.8%

Same Property Community NOI	$37,545	$34,238	$3,307	9.7%	$110,036	$101,338	$8,698	8.6%

	September 30, 2026	September 30, 2025	Change

Total Sites	26,256	25,909	1.3%
Occupied Sites	23,321	22,936	385 sites, 1.7%
Occupancy %	88.8%	88.5%	30 bps
Number of Properties	139	139	N/A
Total Rentals	11,205	10,766	4.1%
Occupied Rentals	10,629	10,126	5.0%
Rental Occupancy	94.9%	94.1%	80 bps
Monthly Rent Per Site	$589	$564	4.4%
Monthly Rent Per Home Rental Including Site	$1,079	$1,027	5.1%

Same Property includes all UMH communities owned as of January 1, 2025, with the exception of River Bluff Estates.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	13

Acquisitions Summary

(dollars in thousands)

Year of Acquisition	Number of Communities	Sites	Occupancy % at Acquisition	Purchase Price	Price Per Site	Total Acres
2021	3	543	59%	$18,300	$34	113
2022	7	1,480	65%	$86,223	$58	461
2023	1	118	-0-%	$3,650	$31	26
2025	5	587	78%	$41,825	$71	160

Property Portfolio

Marcellus and Utica Shale Region
Acquired prior to 2026
142 communities and 26,900 sites
220 acres to be developed into a manufactured home community
65 acres to be developed into a manufactured home community
Joint Venture:
3 communities and 500 sites
UMH Communities
Total - 142
PA 38%
OH 27%
IN 10%
TN 6%
NY 6%
NJ 5%
MI 3%
MD 2%
AL 1%
GA 1%
SC 1%
26,900 Sites
UMH Acreage
Total - 8,309
Developed 2,939 35%
Developed 2,983 36%
Vacant 1,084 13%
Vacant 1,303 16%
Marcellus and Utica Shale Acreage
78 Communities and 12,300 Sites
Non Marcellus and Utica Share Acreage

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), Community NOI, Same Property Community NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA excluding Non-Recurring Other Expense”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for amortization of financing costs and certain one-time charges. Community NOI and Same Property Community NOI provide a measure of rental operations and do not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA excluding Non-Recurring Other Expense provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property Community NOI, Adjusted EBITDA, excluding Non-Recurring Other Expense, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

FFO, as defined by The National Association of Real Estate Investment Trusts (“Nareit”), is calculated to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding certain gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding amortization and certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 85.9 million and 85.6 million shares for the three and nine months ended September 30, 2026, respectively, and 85.5 million and 84.5 million shares for the three and nine months ended September 30, 2025, respectively. Common stock equivalents resulting from stock options in the amount of 498,000 shares were excluded from the computation of Diluted Net Loss per Share for the three months ended September 30, 2026 as their effect would be anti-dilutive. Common stock equivalents resulting from stock options in the amount of 369,000 shares for the nine months ended September 30, 2026 were included in the computation of Diluted Net Income per share. Common stock equivalents resulting from stock options in the amount of 493,000 shares and 669,000 shares, respectively, for the three and nine months ended September 30, 2025 were included in the computation of Diluted Net Income per Share.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses.

Same Property Community NOI is calculated as Community NOI, using all properties owned as of January 1, 2025, with the exception of River Bluff Estates.

Adjusted EBITDA excluding Non-Recurring Other Expense is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, the change in the fair value of marketable securities and the gain (loss) on sales of marketable securities, adjusted for non-recurring other expenses.

Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Third Quarter FY 2026 Supplemental Information	15